EXHIBIT 32

Certification Pursuant to

18 U.S.C. Section 1350

(as Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002)

I, Russell P. Fradin, the Chief Executive Officer of The BISYS Group, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of the Company for the fiscal year ended June 30, 2005 (the "Form 10-K"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 25, 2006

/s/ Russell P. Fradin

Russell P. Fradin

Chief Executive Officer

Certification Pursuant to

18 U.S.C. Section 1350

(as Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002)

I, Bruce D. Dalziel, the Chief Financial Officer of The BISYS Group, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of the Company for the fiscal year ended June 30, 2005 (the "Form 10-K"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 25, 2006

/s/ Bruce D. Dalziel

Bruce D. Dalziel

Chief Financial Officer